Omnicom Group Reports Third Quarter and Year-to-Date
2019 Results

NEW YORK, October 15, 2019 - Omnicom Group Inc. (NYSE: OMC) today announced that its diluted net income per share for the third quarter of 2019 was $1.32 per share, unchanged compared to the third quarter of 2018.

Net income - Omnicom Group Inc. for the third quarter of 2019 was $290.2 million compared to $298.9 million in the third quarter of 2018. Net income - Omnicom Group Inc. in the third quarter of 2018 includes a net after tax increase of $18.2 million as a result of a net gain on dispositions of certain subsidiaries, less charges in connection with repositioning actions and an increase to income tax expense for adjustments related to the 2017 provisional amounts for the effect of the Tax Cuts and Jobs Act (the "2017 Tax Act"), as discussed further below. Excluding these items from 2018, net income - Omnicom Group Inc. for the third quarter of 2019 would have increased $9.5 million, or 3.4%, and diluted net income per share would have increased eight cents per share, or 6.5%.

Primarily due to the negative effects of foreign exchange rates and disposition activity in excess of acquisitions over the past year, Omnicom’s worldwide revenue in the third quarter of 2019 decreased 2.4% to $3,623.8 million from $3,714.3 million in the third quarter of 2018. The components of the change in revenue included a decrease in revenue from the negative impact of foreign currency translation of 1.5%, a decrease in acquisition revenue, net of disposition revenue of 3.1% and an increase in revenue from organic growth of 2.2% when compared to the third quarter of 2018.

Organic growth in the third quarter of 2019 as compared to the third quarter of 2018 in our five fundamental disciplines was as follows: Advertising increased 3.4%, CRM Consumer Experience increased 1.8%, CRM Execution & Support decreased 1.5%, Public Relations decreased 3.8% and Healthcare increased 9.5%.

Across our regional markets, organic growth in the third quarter of 2019 as compared to the third quarter of 2018 was: 2.7% in the United States, 2.7% for Other North America, 3.0% in the United Kingdom, 1.6% for the Euro Markets and Other Europe, 0.4% for Asia Pacific and 6.6% for Latin America while the Middle East and Africa decreased 4.5%.

Omnicom Group Inc.

Operating profit in the third quarter of 2019 was $473.3 million, and our operating margin was 13.1%. Operating profit in the third quarter of 2018 reflects a net pre-tax increase of $29.0 million from the net gain on dispositions of certain subsidiaries of $178.4 million, which arose primarily from the sale of Sellbytel, our European-based outsourced sales, service and support business, less expenses of $149.4 million in connection with repositioning actions related to the continuing improvement of the strategic position and operating efficiencies of our businesses.

Excluding the impact of those items, operating profit in the third quarter of 2019 was flat when compared to the third quarter of 2018, while operating margin for the third quarter of 2019 increased to 13.1% when compared to 12.7% for the third quarter of 2018.

For the third quarter of 2019, our effective income tax rate was 26.5% compared to 25.9% for the same period in 2018. The lower tax rate for the third quarter of 2018 reflected the impacts of a lower tax rate on the net gain on dispositions of subsidiaries discussed above, substantially offset by an increase in tax expense reflecting adjustment to the provisional amounts related to the 2017 Tax Act.

Year-to-Date

Diluted net income per share for the nine months ended September 30, 2019 increased eleven cents, or 2.7%, to $4.17 per share compared to $4.06 per share for the nine months ended September 30, 2018.

Net income - Omnicom Group Inc. for the nine months ended September 30, 2019 was $924.1 million compared to $927.2 million in the same period in 2018. Net income - Omnicom Group Inc. for the nine months ended September 30, 2018 includes a net after tax increase of $18.2 million as a result of a net gain on dispositions of certain subsidiaries, less charges taken in the third quarter in connection with repositioning actions and an increase to income tax expense for adjustments related to the 2017 provisional amounts for the effect of the 2017 Tax Act, as discussed above. Excluding these items from 2018, net income - Omnicom Group Inc. for the nine months ended September 30, 2019 would have increased $15.1 million and diluted net income per share would have increased nineteen cents per share, or 4.8%.

Omnicom Group Inc.

Primarily due to the negative effects of foreign exchange rates and disposition activity in excess of acquisitions over the past year, worldwide revenue for the nine months ended September 30, 2019 decreased 3.5% to $10,812.5 million from $11,203.5 million in the same period of 2018. The components of the change in revenue included a decrease in revenue from the negative impact of foreign currency translation of 2.5%, a decrease in acquisition revenue, net of disposition revenue of 3.5% and an increase in revenue from organic growth of 2.5% when compared to the same period of 2018.

Organic growth for the nine months ended September 30, 2019 compared to the same period in 2018 in our five fundamental disciplines was as follows: Advertising increased 4.3%, CRM Consumer Experience increased 1.0%, CRM Execution & Support decreased 2.4%, Public Relations decreased 1.9% and Healthcare increased 8.3%.

Across our regional markets, organic growth for the nine months ended September 30, 2019 as compared to the same period of 2018 was 2.6% in the United States, 6.9% for Other North America, 3.3% in the United Kingdom, 2.4% in the Euro Markets and Other Europe, 1.4% in Asia Pacific, 0.2% for Latin America and 0.4% for the Middle East and Africa.

Operating profit for the nine months ended September 30, 2019 was $1,475.9 million and our operating margin for the nine months ended September 30, 2019 was 13.6%. Operating profit for the nine months ended September 30, 2018 reflects a net pre-tax increase of $29.0 million from the net gain on dispositions of certain subsidiaries less expenses incurred in connection with repositioning actions taken in the third quarter of 2018, as discussed above. Excluding the impact of those items, operating profit for the nine months ended September 30, 2019 was effectively flat when compared to the same period in 2018, while operating margin for the nine months ended September 30, 2019 increased to 13.6% versus 13.2% for the same period of 2018.

For the nine months ended September 30, 2019, our effective income tax rate was 26.0% compared to 25.4% for the same period in 2018. The effective tax rate for the nine months of 2018 reflects the impact of a lower tax rate on the net gain on dispositions of subsidiaries in the third quarter of 2018, substantially offset by an increase in tax expense reflecting adjustment to the provisional amounts related to the 2017 Tax Act.

Omnicom Group Inc.

Non-GAAP Financial Measures

We use certain non-GAAP financial measures in describing our performance. Non-GAAP 2018 Adjusted results, which exclude the net gain related to the impact of dispositions of certain subsidiaries and repositioning actions taken in the third quarter of 2018, are presented in the third quarter and year-to-date results presented above and in the tables in this release. We believe that the Non-GAAP 2018 Adjusted results are useful measures for investors to understand the impact these actions had on our reported results.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Definitions - Components of Revenue Change

We use certain terms in describing the components of the change in revenue above.

Foreign exchange rate impact: calculated by translating the current period’s local currency revenue using the prior period average exchange rates to derive current period constant currency revenue. The foreign exchange rate impact is the difference between the current period revenue in U.S. Dollars and the current period constant currency revenue.

Acquisition revenue, net of disposition revenue: Acquisition revenue is calculated as if the acquisition occurred twelve months prior to the acquisition date by aggregating the comparable prior period revenue of acquisitions through the acquisition date. As a result, acquisition revenue excludes the positive or negative difference between our current period revenue subsequent to the acquisition date and the comparable prior period revenue and the positive or negative growth after the acquisition date is attributed to organic growth. Disposition revenue is calculated as if the disposition occurred twelve months prior to the disposition date by aggregating the comparable prior period revenue of disposals through the disposition date. The acquisition revenue and disposition revenue amounts are netted in the description above.

Organic growth: calculated by subtracting the foreign exchange rate impact component and the acquisition revenue, net of disposition revenue component from total revenue growth.

Omnicom Group Inc.

About Omnicom Group Inc.

Omnicom Group Inc. (NYSE: OMC) (www.omnicomgroup.com) is a leading global marketing and corporate communications company. Omnicom’s branded networks and numerous specialty firms provide advertising, strategic media planning and buying, digital and interactive marketing, direct and promotional marketing, public relations and other specialty communications services to over 5,000 clients in more than 100 countries. Follow us on Twitter for the latest news.

For a live webcast or a replay of our third quarter earnings conference call, go to http://investor.omnicomgroup.com/investor-relations/news-events-and-filings.

Contacts

Investor Relations:	Media:
Shub Mukherjee	Joanne Trout
shub.mukherjee@omnicomgroup.com	joanne.trout@omnicomgroup.com

Omnicom Group Inc.

Consolidated Statements of Income

Three Months Ended September 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2019	2018 (a) (b)

Revenue	$3,623.8	$3,714.3
Operating Expenses:
Salary and service costs	2,704.7	2,834.2
Occupancy and other costs	290.7	376.8
Net gain on dispositions of subsidiaries	—	(178.4)
Costs of services	2,995.4	3,032.6
Selling, general and administrative expenses	97.2	113.5
Depreciation and amortization	57.9	65.9
	3,150.5	3,212.0
Operating Profit	473.3	502.3
Interest Expense	62.8	69.4
Interest Income	13.5	12.7
Income Before Income Taxes	424.0	445.6
Income Tax Expense	112.3	115.3
Income From Equity Method Investments	0.5	1.0
Net Income	312.2	331.3
Net Income Attributed To Noncontrolling Interests	22.0	32.4
Net Income - Omnicom Group Inc.	$290.2	$298.9

Net income per share - Omnicom Group Inc.
Basic	$1.33	$1.33
Diluted	$1.32	$1.32

Weighted average shares (in millions)
Basic	218.2	224.8
Diluted	219.4	225.9

Dividends Declared Per Common Share	$0.65	$0.60

(a)	During the three months ended September 30, 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company. Additionally during the third quarter of 2018 we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, income tax expense for the three months ended September 30, 2018 includes additional expense related to an adjustment to the estimate of the impact of the 2017 Tax Act, as described in footnote (b) below. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the three months ended September 30, 2018. Additional information regarding the net gain and repositioning actions are presented in the tables below.
(b)	Income tax expense for the three months ended September 30, 2018 reflected a net increase of $28.9 million related to an adjustment to the provisional amounts recorded for the 2017 Tax Act recorded in the third quarter of 2018.

Omnicom Group Inc.

Consolidated Statements of Income

Nine Months Ended September 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2019	2018 (a) (b)

Revenue	$10,812.5	$11,203.5
Operating Expenses:
Salary and service costs	7,937.5	8,319.9
Occupancy and other costs	915.4	1,016.7
Net gain on dispositions of subsidiaries	—	(178.4)
Costs of services	8,852.9	9,158.2
Selling, general and administrative expenses	308.4	336.3
Depreciation and amortization	175.3	202.7
	9,336.6	9,697.2
Operating Profit	1,475.9	1,506.3
Interest Expense	192.4	198.1
Interest Income	46.9	42.0
Income Before Income Taxes	1,330.4	1,350.2
Income Tax Expense	345.5	343.0
Income From Equity Method Investments	1.2	3.6
Net Income	986.1	1,010.8
Net Income Attributed To Noncontrolling Interests	62.0	83.6
Net Income - Omnicom Group Inc.	$924.1	$927.2

Net income per share - Omnicom Group Inc.
Basic	$4.19	$4.08
Diluted	$4.17	$4.06

Weighted average shares (in millions)
Basic	220.3	227.2
Diluted	221.5	228.5

Dividends Declared Per Common Share	$1.95	$1.80

(a)	During the third quarter of 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company. Additionally during the third quarter of 2018 we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, income tax expense in the third quarter of 2018 includes additional expense related to an adjustment to the estimate of the impact of the 2017 Tax Act, as described in footnote (b) below. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the nine months ended September 30, 2018. Additional information regarding the net gain and repositioning actions are presented in the tables below.
(b)	Income tax expense for the nine months ended September 30, 2018 reflected a net increase of $28.9 million related to an adjustment to the provisional amounts recorded for the 2017 Tax Act recorded in the third quarter of 2018.

Omnicom Group Inc.

Impact of Net Gain on Third Quarter 2018 Dispositions and Repositioning Actions on Operating Expenses

Three and Nine Months Ended September 30, 2018

(Unaudited)

(Dollars in Millions)

	Repositioning Actions	Net Gain on Dispositions	Total

Operating expenses (a):
Salary and service costs	$73.7	$—	$73.7
Occupancy and other costs	73.5	—	73.5
Net gain on dispositions of subsidiaries	—	(178.4)	(178.4)
Costs of services	147.2	(178.4)	(31.2)
Selling, general and administrative expenses	2.2	—	2.2
Depreciation and amortization	—	—	—
Operating Expenses	$149.4	$(178.4)	$(29.0)

(a)	The above table identifies the impact of the pre-tax gain on dispositions of certain subsidiaries and repositioning actions we took in the third quarter of 2018 on the components of our operating expenses for the three and nine months ended September 30, 2018.

Omnicom Group Inc.

Non-GAAP Financial Measures - Excluding Net Gain on Third Quarter Dispositions, Repositioning Actions and Tax Reform Act Adjustments

Three Months Ended September 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2019	2018 (a) (b)	Non-GAAP 2018 Adjusted (a) (b)

Operating Profit	$473.3	$502.3	$473.3
Net Interest Expense	49.3	56.7	56.7
Income Tax Expense	112.3	115.3	111.4
Income From Equity Method Investments	0.5	1.0	1.0
Net Income Attributed To Noncontrolling Interests	22.0	32.4	25.5
Net Income - Omnicom Group Inc.	$290.2	$298.9	$280.7

Diluted net income per share - Omnicom Group Inc.	$1.32	$1.32	$1.24

Diluted weighted average shares (in millions)	219.4	225.9	225.9

The above table identifies, in the column entitled "Non-GAAP 2018 Adjusted", the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income - Omnicom Group Inc. and diluted net income per share - Omnicom Group Inc., as well as the non-GAAP amounts excluding the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, in the column entitled "Non-GAAP 2018 Adjusted" for the three months ended September 30, 2018. We believe that the amounts presented in the "Non-GAAP 2018 Adjusted" column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

(a)	During the three months ended September 30, 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company. Additionally during the third quarter of 2018 we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, income tax expense for the three months ended September 30, 2018 includes additional expense related to an adjustment to the estimate of the impact of the 2017 Tax Act, as described in footnote (b) below. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the three months ended September 30, 2018. Additional information regarding the net gain and repositioning actions are presented in the tables below.
(b)	Income tax expense for the three months ended September 30, 2018 reflected a net increase of $28.9 million related to an adjustment to the provisional amounts recorded for the 2017 Tax Act recorded in the third quarter of 2018.

Omnicom Group Inc.

Non-GAAP Financial Measures - Excluding Net Gain on Third Quarter Dispositions, Repositioning Actions and Tax Reform Act Adjustments

Nine Months Ended September 30

(Unaudited)

(Dollars in Millions, Except Per Share Data)

	2019	2018 (a) (b)	Non-GAAP 2018 Adjusted (a)

Operating Profit	$1,475.9	$1,506.3	$1,477.3
Net Interest Expense	145.5	156.1	156.1
Income Tax Expense	345.5	343.0	339.1
Income From Equity Method Investments	1.2	3.6	3.6
Net Income Attributed To Noncontrolling Interests	62.0	83.6	76.7
Net Income - Omnicom Group Inc.	$924.1	$927.2	$909.0

Diluted net income per share - Omnicom Group Inc.	$4.17	$4.06	$3.98

Diluted weighted average shares (in millions)	221.5	228.5	228.5

The above table identifies, in the column entitled “Non-GAAP 2018 Adjusted”, the U.S. GAAP financial measures of Operating Profit, Income Tax Expense, Net Income - Omnicom Group Inc. and diluted net income per share - Omnicom Group Inc., as well as the non-GAAP amounts excluding the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, in the column entitled “Non-GAAP 2018 Adjusted” for the nine months ended September 30, 2018. We believe that the amounts presented in the “Non-GAAP 2018 Adjusted” column are useful measures for investors to understand the impact these items had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

(a)	During the third quarter of 2018, we disposed of certain subsidiaries and recorded a net gain, primarily related to the sale of Sellbytel, our outsourced sales, service and support company. Additionally during the third quarter of 2018 we recorded expenses for certain repositioning actions related to the continued improvement of our strategic position and operating efficiencies of our businesses. Lastly, income tax expense in the third quarter of 2018 includes additional expense related to an adjustment to the estimate of the impact of the 2017 Tax Act, as described in footnote (b) below. The net impact of these items increased operating profit by $29.0 million and Net Income - Omnicom Group Inc. by $18.2 million for the nine months ended September 30, 2018. Additional information regarding the net gain and repositioning actions are presented in the tables below.
(b)	Income tax expense for the nine months ended September 30, 2018 reflected a net increase of $28.9 million related to an adjustment to the provisional amounts recorded for the 2017 Tax Act recorded in the third quarter of 2018.

Omnicom Group Inc.

Reconciliation of Non-GAAP Financial Measures - Operating Profit

Three Months Ended September 30

(Unaudited)

(Dollars in Millions)

	2019	2018

Net Income - Omnicom Group Inc.	$290.2	$298.9
Net Income Attributed To Noncontrolling Interests	22.0	32.4
Net Income	312.2	331.3
Income From Equity Method Investments	0.5	1.0
Income Tax Expense	112.3	115.3
Income Before Income Taxes	424.0	445.6
Interest Income	13.5	12.7
Interest Expense	62.8	69.4
Operating Profit	473.3	502.3
Net gain on dispositions of subsidiaries	—	(178.4)
Repositioning actions	—	149.4
Operating Profit, Non-GAAP 2018 Adjusted	$473.3	$473.3

Revenue	$3,623.8	$3,714.3
Operating Profit, Non-GAAP 2018 Adjusted	$473.3	$473.3
Operating Margin %, Non-GAAP 2018 Adjusted	13.1%	12.7%

The above table reconciles the U.S. GAAP financial measures of Operating Profit and Operating Margin to the non-GAAP financial measures of Operating Profit, Non-GAAP 2018 Adjusted and Operating Margin, Non-GAAP 2018 Adjusted, which exclude the impact of the net gain recognized on dispositions of certain subsidiaries and expenses in connection with certain repositioning actions, all of which were recorded in the third quarter of 2018, for the three months ended September 30, 2018. We believe that the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Reconciliation of Non-GAAP Financial Measures - Operating Profit

Nine Months Ended September 30

(Unaudited)

(Dollars in Millions)

	2019	2018

Net Income - Omnicom Group Inc.	$924.1	$927.2
Net Income Attributed To Noncontrolling Interests	62.0	83.6
Net Income	986.1	1,010.8
Income From Equity Method Investments	1.2	3.6
Income Tax Expense	345.5	343.0
Income Before Income Taxes	1,330.4	1,350.2
Interest Income	46.9	42.0
Interest Expense	192.4	198.1
Operating Profit	1,475.9	1,506.3
Net gain on dispositions of subsidiaries	—	(178.4)
Repositioning actions	—	149.4
Operating Profit, Non-GAAP 2018 Adjusted	$1,475.9	$1,477.3

Revenue	$10,812.5	$11,203.5
Operating Profit, Non-GAAP 2018 Adjusted	$1,475.9	$1,477.3
Operating Margin %, Non-GAAP 2018 Adjusted	13.6%	13.2%

The above table reconciles the U.S. GAAP financial measures of Operating Profit and Operating Margin to the non-GAAP financial measures of Operating Profit, Non-GAAP 2018 Adjusted and Operating Margin, Non-GAAP 2018 Adjusted, which exclude the impact of the net gain recognized on dispositions of certain subsidiaries and expenses in connection with certain repositioning actions, all of which were recorded in the third quarter of 2018, for the nine months ended September 30, 2018. We believe that the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.

Omnicom Group Inc.

Reconciliation of Non-GAAP Financial Measures - 2018 Adjusted Net Income - Omnicom Group Inc.

Three and Nine Months Ended September 30, 2018

(Unaudited)

(Dollars in Millions)

	Three Months ended September 30, 2018	Nine Months ended September 30, 2018

Net Income - Omnicom Group Inc., as reported	$298.9	$927.2
Net gain on dispositions, before income tax expense	(178.4)	(178.4)
Repositioning actions - Incremental Severance and other items, before income tax expense	75.9	75.9
Repositioning actions - Lease terminations, before income tax expense	73.5	73.5
Income tax benefit on repositioning actions, less income tax expense on net gain from dispositions	(25.0)	(25.0)
Allocation of above items to non-controlling interests	6.9	6.9
Increase in income tax expense for revision of provisional estimates in connection with adoption of 2017 Tax Act	28.9	28.9
Net Income - Omnicom Group Inc., Non-GAAP 2018 Adjusted	$280.7	$909.0

The above table reconciles the U.S. GAAP financial measure of Net Income - Omnicom Group Inc. to the non-GAAP financial measure of Net Income - Omnicom Group Inc., Non-GAAP 2018 Adjusted, which excludes the impact of the net gain recognized on dispositions of certain subsidiaries, certain repositioning actions and the revision of the provisional income tax expense amounts recorded in connection with the enactment of the 2017 Tax Act, for the periods presented. We believe the amounts excluding the impact of these items are useful measures for investors to understand the impact these actions had on our reported results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with U.S. GAAP. Non-GAAP financial measures reported by us may not be comparable to similarly titled amounts reported by other companies.